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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                        ---------------------------------


Date of Report  March 29, 1999
                ---------------

             First Union Real Estate Equity and Mortgage Investments
----------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

         Ohio                           1-6249                  34-6513657
---------------------------    ------------------------     --------------------
State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)

Suite 1900, 55 Public Square
       Cleveland, Ohio                                           44113-1937
----------------------------------------                    --------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:            (216) 781-4030
                                                            --------------------





--------------------------------------------------------------------------------
Former name or former address, if changed since last report.




Total number of pages in report 2.





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ITEM 5.  OTHER EVENTS
         ------------

         The registrant has entered into contracts to sell nine shopping centers and two office buildings.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------


         a)  Financial Statements of Businesses Acquired
             -------------------------------------------
             Not applicable

         b)  Proforma Financial Information
             ------------------------------

                  The Proforma Combined Balance Sheet of the registrant as of
             December 31, 1998, attached hereto as Exhibit 99.1, and the Proforma Combined Statement of Operations for the year ended December 31, 1998, attached hereto as Exhibit 99.2, reflects proforma adjustments to the registrant's historical financial statements assuming certain properties were not owned by the registrant during that time as explained in the Notes to the Proforma Financial Statements.

                  The Proforma Combined Statement of Operations for the year ended December 31, 1998 is not necessarily indicative of the actual results that would have occurred had the property sales been consummated at the beginning of the respective periods or of future operations of the registrant. The Proformas do not take into consideration the increase in the registrant's liqudity or possible uses of those funds.

                  These statements should be read in conjunction with the
             Notes to Proforma Financial Statements.

         c)  Exhibits


             99.1)    Proforma Combined Balance Sheet as of December 31, 1998
             99.2)    Proforma Combined Statement of Operations for the Twelve
                      Months Ended December 31, 1998




                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           First Union Real Estate Equity
                                             and Mortgage Investments
                                           ------------------------------
                                                      (Registrant)



Date:    March 29, 1999                    By: /s/ Gregory C. Scott
         --------------                            ----------------
                                                   Gregory C. Scott
                                                   Controller







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             FIRST UNION REAL ESTATE EQUITY and MORTGAGE INVESTMENTS
             -------------------------------------------------------
                PROFORMA COMBINED STATEMENT OF OPERATIONS
              For the Twelve months Ended December 31, 1998
                              (in thousands)

                                                             (Audited)                        1998
                                                                1998       Adjustments      Proforma
                                                             ---------     -----------      --------
REVENUES
  Rents                                                     $ 320,592       $  31,919 (a)   $ 288,673
  Interest - Mortgage loans                                     1,211             -             1,211
           - Short-term investments                             1,337             -             1,337
           - Investments                                          302             -               302
  Joint venture income and fees                                   501             -               501
  Other                                                           583             -               583
                                                            ---------       ---------       ---------
                                                              324,526          31,919         292,607
                                                            ---------       ---------       ---------
EXPENSES
  Property operating                                          223,667          10,957 (a)     212,710
  Real estate taxes                                            12,453           3,914 (a)       8,539
  Depreciation and amortization                                33,389           9,220 (a)      24,169
  Interest-mortgages                                           29,032           1,219 (b)      27,813
                   Senior notes                                 5,856           5,856 (b)           -
                   Bank loans                                  12,214             869 (b)      11,345
                   Notes payable                                3,757           3,746 (b)          11
  General and administrative                                   37,577             -            37,577
  Litigation and Proxy expenses                                 4,848             -             4,848
  Foreign currency loss                                         2,198             -             2,198
Unrealized loss on carrying value of assets identified
   for disposition and impaired assets                         51,000             -            51,000

                                                            ---------       ---------       ---------
                                                              415,991          35,781         380,210
                                                            ---------       ---------       ---------

NET LOSS BEFORE EXTRAORDINARY LOSS AND  CAPITAL GAINS       $ (91,465)      $   3,862       $ (87,603)
  Preferred dividend
                                                               (2,999)            -            (2,999)
                                                            ---------                       ---------
NET LOSS BEFORE EXTRAORDINARY LOSS AND CAPITAL GAIN         $ (94,464)                      $ (90,602)
                                                            =========                       =========
Per share data
NET LOSS BEFORE EXTRAORDINARY LOSS AND CAPITAL GAINS,
  BASIC AND DILUTED                                         $   (3.07)                      $   (2.94)
                                                            =========                       =========




Adjusted shares of beneficial interest, basic                  30,772                         30,772
Adjusted shares of beneficial interest, diluted                31,015                         31,115

(a) To reflect the registrant's contracts to sell two office buildings and nine shopping malls. Adjustment column also reflects the completed sales of an office building and shopping center in the first quarter of 1999.

(b) To reflect the use of proceeds from the sale of the properties net of mortgage debt on the properties.

               FIRST UNION REAL ESTATE EQUITY and MORTGAGE INVESTMENTS
               -------------------------------------------------------
               Proforma Combined Balance Sheet as of December 31, 1998
                                    (in thousands)


                                                                                       (Audited)                         1998
                                                                                          1998        Adjustments      Proforma
                                                                                       ----------     -----------     ---------

ASSETS
Investments in real estate
  Land                                                                                 $  130,340        (18,955)     $ 111,385
  Buildings and improvements                                                              676,519       (169,978)       506,541
                                                                                       ----------       --------      ---------
                                                                                          806,859       (188,933)       617,926
  Less - Accumulated depreciation                                                        (165,357)        81,717        (83,640)
                                                                                       ----------       --------      ---------
    Total investments in real estate                                                      641,502       (107,216)       534,286 (a)

Investment in joint venture                                                                 1,722                         1,722

Mortgage loans and notes receivable                                                         5,508                         5,508

Other assets
  Cash and cash equivalents - unrestricted                                                 28,649                        28,649
                            - restricted                                                   16,526                        16,526
  Accounts receivable and prepayments                                                      21,809                        21,809
  Investments                                                                                   5                             5
  Inventory                                                                                 2,798                         2,798
  Goodwill, net                                                                            45,379                        45,379
  Management and lease agreements, net                                                      1,852                         1,852
  Deferred charges and other, net                                                           6,864                         6,864
  Unamortized debt issue costs                                                              7,758           (371)         7,387 (a)
  Other                                                                                     6,312                         6,312
                                                                                       ----------       --------      ---------
    Total assets                                                                       $  786,684       (107,587)     $ 679,097
                                                                                       ==========       ========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Mortgage loans                                                                       $  345,042        (15,225)     $ 329,817 (a)
  Notes payable                                                                            94,996        (90,000)         4,996 (a)
  Senior notes                                                                             12,538        (12,538)             0 (a)
  Bank loans                                                                              125,821        (10,999)       114,822 (a)
  Accounts payable and accrued liabilities                                                 42,659                        42,659
  Deferred obligations                                                                     10,602                        10,602
  Deferred capital gains and other deferred income                                          3,283                         3,283

                                                                                       ----------       --------      ---------
    Total liabilities                                                                     634,941       (128,762)       506,179
                                                                                       ----------       --------      ---------

Minority interest                                                                           1,047                         1,047

Shareholders' equity
  Preferred shares of beneficial interest, $25 liquidation preference,
    2,300,000 shares authorized and 1,349,000 outstanding                                  31,737                        31,737
  Shares of beneficial interest, $1 par, unlimited authorization, outstanding              31,416                        31,416
  Paid-in capital                                                                          89,660         21,175        110,835
  Foreign currency translation adjustment                                                  (2,117)                       (2,117)
                                                                                       ----------       --------      ---------
    Total shareholders' equity                                                            150,696         21,175        171,871 (a)
                                                                                       ----------       --------      ---------
                                                                                       $  786,684       (107,587)     $ 679,097
                                                                                       ==========       ========      =========

(a) To reflect the registrant's potential sales of nine additional shopping malls and two office buildings which are under contract and the sale of an office building and shopping center in the first quarter of 1999. The sale of the office building and shopping center resulted in gross proceeds of $23.4 million which represents 3% of the registrant's December 31, 1998 total assets. The net proceeds after closing costs, mortgage prepayment fees and mortgage prepayments would be $113.5 million for both consummated asset sales and the properties under contract to sell. For the purposes of the historical balance sheet, the remaining proceeds are used to repay the $90 million Note Payable $12.5 million Senior Notes and $11.0 million of bank loans.